                                                                  EXHIBIT (4)(d)

PRUCO LIFE INSURANCE COMPANY,                             STRATEGIC PARTNERS(SM)
a Prudential Financial company                           ANNUITY ONE APPLICATION
                                      Flexible Payment Variable Deferred Annuity
--------------------------------------------------------------------------------
   ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THE CONTRACT ARE
   VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

   IF MONIES ARE ALLOCATED TO VARIABLE INVESTMENT OPTIONS, THAT PORTION OF THE POLICY OR CONTRACT IS NOT PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THE INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

   On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company.
--------------------------------------------------------------------------------
1  CONTRACT OWNER INFORMATION

   Contract number (if any)____________________________

   [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other

   TRUST: [ ] Grantor  [ ] Revocable  [ ] Irrevocable

   TRUST DATE (mo., day, yr.)____ ____ _________

   If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

   [ ] Tax-exempt entity under Internal RevenueCode 501

   [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

   Name of owner (first, middle initial, last name)
   _____________________________________________________________________________

   Street                                                      Apt.
   ________________________________________________________    _________________

   City                                          State      ZIP code
   __________________________________________    ________   ________- __________

   Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
                              Attach the applicable IRS Form W-8(BEN, ECI, EXP,
                              IMY).
--------------------------------------------------------------------------------
2  JOINT OWNER INFORMATION (if any) Do not complete if you are opening an IRA.

   Unmarried persons who wish to own the contract jointly should consult with their tax adviser.

   Name of joint owner, if any (first, middle initial, last name)
   _____________________________________________________________________________

   Street (Leave address blank if same as owner.)              Apt.
   ________________________________________________________    _________________

   City                                          State      ZIP code
   __________________________________________    ________   ________-___________

   Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
--------------------------------------------------------------------------------
3  ANNUITANT INFORMATION Do not complete if you are opening an IRA.

   This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.

   Name of annuitant (first, middle initial, last name)
   _____________________________________________________________________________

   Street (Leave address blank if same as owner.)              Apt.
   ________________________________________________________    _________________
                                                                     (continued)
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Pruco Corporate Office: Pruco Life Insurance Company,                  Ed.5/2003
Phoenix, AZ 85014
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ORD 99730                          Page 1 of 7
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3  ANNUITANT INFORMATION (continued)

   City                                          State      ZIP code
   __________________________________________    ________   ________-___________

   Social Security number       Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
--------------------------------------------------------------------------------
4 CO-ANNUITANT INFORMATION (if any) Do not complete if you are opening an IRA or if the contract will be owned by a corporation or trust.

   Name of co-annuitant (first, middle initial, last name)
   _____________________________________________________________________________

   Social Security number       Date of birth (mo., day, year)  Telephone number
   __________________________   _________ _________ __________  ____ ____-______

   A. [ ] Female
      [ ] Male

   B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien).
      [ ] Resident alien      I am a citizen of
                              __________________________________________________
--------------------------------------------------------------------------------
5  BENEFICIARY INFORMATION Please add additional beneficiaries in section 17.

   [X] PRIMARY CLASS

   Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
   _____________________________________________________________________________

   TRUST: [ ] Revocable   [ ] Irrevocable  Trust date (mo., day, year)__ __ ____

   Beneficiary's relationship to owner__________________________________________

   Social Security number______________________________________

   CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

   Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
   _____________________________________________________________________________

   TRUST: [ ] Revocable   [ ] Irrevocable  Trust date (mo., day, year)__ __ ____

   Beneficiary's relationship to owner__________________________________________

   Social Security number______________________________________
--------------------------------------------------------------------------------
6  ELECTION OF CREDIT (BONUS)

   Complete this section if you want to elect Credit (bonus). The election of Credit to each purchase payment results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

   [ ] Yes, I want Credit(bonus).
--------------------------------------------------------------------------------
7  DEATH BENEFIT

   THIS SECTION MUST BE COMPLETED. Check one of the following four Death Benefit options. The cost of each benefit is in parentheses immediately following the option.

   [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)

   [ ] Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option. (1.65% without credit; 1.75% with credit)

   [ ] GMDB with an annual Step-Up option. (1.65% without credit; 1.75% with credit)

   [ ] GMDB with a Roll-Up and an annual Step-Up option. (1.75% without credit;
       1.85% with credit)

   Indicate below if you want to elect the Earnings Appreciator supplemental death benefit. THIS OPTION IS NOT AVAILABLE IN ND.

   [ ] Yes, I would like to elect the Earnings Appreciator. (0.30%)

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ORD 99730                          Page 2 of 7                        Ed. 5/2003
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8  INCOME BENEFITS

   Check all that apply. The cost of each benefit is in parentheses immediately following the option. ONCE ELECTED, THE GUARANTEED MINIMUM INCOME BENEFIT
   (GMIB) CANNOT BE REVOKED.

   [ ] Yes, I would like to elect the GMIB. THIS OPTION IS NOT AVAILABLE IN ND
       AND OR. (0.45%)

   [ ] Yes, I would like to elect the Income Appreciator Benefit (IAB). (0.25%)
--------------------------------------------------------------------------------
9  TYPE OF PLAN AND SOURCE OF FUNDS (minimum of $10,000)

   PLAN TYPE.

   Check only one:   [ ] Non-qualified          [ ] Traditional IRA
                     [ ] Roth IRA/Custodial     [ ] Custodial account (PSI only)
   -----------------------------------------------------------------------------
   SOURCE OF FUNDS. Check all that apply:

   [ ] Total amount of the check(s)
       included with this application.
       (Make checks payable to Prudential.)  $______,_________,___________._____

   [ ] IRA Rollover                          $______,_________,___________._____

   If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
   $____,___________._______ Year___________ $______,________.______ Year_______

   [ ] 1035 Exchange (non-qualified only),
       estimated amount:                 $ _______,_________,___________._______

   [ ] IRA Transfer (qualified),
       estimated amount:                 $ _______,_________,___________._______

   [ ] Direct Rollover (qualified),
       estimated amount:                 $ _______,_________,___________._______

   [ ] Roth Conversion IRA, establishment
       date:*                              _______  ________  __________
                                           month    day       year

      *This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used.) This is required for the IRA five-tax year, holding period requirement.

   A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.
--------------------------------------------------------------------------------
10 PURCHASE PAYMENT ALLOCATION(S)

   Please write in the percentage of your payment that you want to allocate to the following options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

----------------------------------------------------------------------
INTEREST RATE OPTIONS                               CODES         %
----------------------------------------------------------------------
1 Year Fixed-Rate Option                            1YRFXD
----------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*                DCA6
----------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*               DCA12
----------------------------------------------------------------------
2 Year Market Value Adjustment Option**             2YRMVA
----------------------------------------------------------------------
3 Year Market Value Adjustment Option**             3YRMVA
----------------------------------------------------------------------
4 Year Market Value Adjustment Option**             4YRMVA
----------------------------------------------------------------------
5 Year Market Value Adjustment Option**             5YRMVA
----------------------------------------------------------------------
6 Year Market Value Adjustment Option**             6YRMVA
----------------------------------------------------------------------
7 Year Market Value Adjustment Option**             7YRMVA
----------------------------------------------------------------------
8 Year Market Value Adjustment Option**             8YRMVA
----------------------------------------------------------------------
9 Year Market Value Adjustment Option**             9YRMVA
----------------------------------------------------------------------
10 Year Market Value Adjustment Option**            10YMVA
----------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------
Prudential Equity Portfolio                         STOCK
----------------------------------------------------------------------
Prudential Global Portfolio                         GLEQ
----------------------------------------------------------------------
Prudential Jennison Portfolio                       GROWTH
----------------------------------------------------------------------
Prudential Money Market Portfolio                   MMKT
----------------------------------------------------------------------
Prudential Stock Index Portfolio                    STIX
----------------------------------------------------------------------
Prudential Value Portfolio                          HIDV
----------------------------------------------------------------------
SP Aggressive Growth Asset
Allocation Portfolio                                AGGGW
----------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio                  AIMAG
----------------------------------------------------------------------
SP AIM Core Equity Portfolio                        AIMCEP
----------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio              LARCP
----------------------------------------------------------------------
SP Alliance Technology Portfolio                    ALLTC
----------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio              BALAN
----------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio          CONSB
----------------------------------------------------------------------
SP Davis Value Portfolio                            VALUE
----------------------------------------------------------------------
SP Deutsche International Equity Portfolio          DEUEQ
----------------------------------------------------------------------
SP Growth Asset Allocation Portfolio                GRWAL
----------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio           VIFSG
----------------------------------------------------------------------
SP Jennison International Growth Portfolio          JENIN
----------------------------------------------------------------------
SP Large Cap Value Portfolio                        LRCAP
----------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio              MFSCO
----------------------------------------------------------------------
SP Mid Cap Growth Portfolio                         MFSMC
----------------------------------------------------------------------
SP PIMCO High Yield Portfolio                       HIHLD
----------------------------------------------------------------------
SP PIMCO Total Return Portfolio                     RETRN
----------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio        EMRGW
----------------------------------------------------------------------
SP Small/Mid Cap Value Portfolio                    SMDVL
----------------------------------------------------------------------
SP Strategic Partners Focus Growth Portfolio        STRPR
----------------------------------------------------------------------
Janus Aspen Series Growth Portfolio-Service Shares  JANSR
----------------------------------------------------------------------
TOTAL                                                            100%
----------------------------------------------------------------------

*  THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.

** THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $1,000.
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ORD 99730                          Page 3 of 7                         Ed.5/2003
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11 DOLLAR COST AVERAGING PROGRAM

   If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar Cost Averaging Enrollment or Change form (ORD 78275).

   [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

       TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate Option.)

       *If you selected the DCA6 or DCA12 option in section 10, only complete the TRANSFER TO information.

       Option code:__________ $_______,_________,________.________ or ________%

       TRANSFER FREQUENCY:    [ ] Annually    [ ] Semiannually
                              [ ] Quarterly   [ ] Monthly

       TRANSFER TO: (You cannot transfer to the DCAInterest Rate options or any of the Market Value Adjustment options.)

       The total of the two columns must equal 100 percent.

       OPTION CODE         PERCENT         OPTION CODE             PERCENT
       _______________     ________%       ______________          _________%
       _______________     ________%       ______________          _________%
       _______________     ________%       ______________          _________%
--------------------------------------------------------------------------------
12 AUTO-REBALANCING

   [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically adjusted as allocated in section 10 under my variable investment options.

   Adjust my portfolio:   [ ] Annually    [ ] Semiannually
                          [ ] Quarterly   [ ] Monthly

   Please specify the start date if different than the contract date:
                                                 _________  ________  __________
                                                 month      day       year
--------------------------------------------------------------------------------
13 TELEPHONE TRANSFERS

   We will accept your transfers and reallocations over the telephone. Please indicate below if you wish to extend authority as follows.

   [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Adviser.
--------------------------------------------------------------------------------
14  REPLACEMENT QUESTIONS AND DISCLOSURE STATEMENT

   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

   [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Notice Regarding Replacementform
       (COMB 89216), whether or not this transaction is considered a replacement.)

   [ ] I do not have existing life insurance policies or annuity contracts.

   Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

   [ ] Yes  [ ] No

   If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

   Company name
   _____________________________________________________________________________

   Policy or contract number     Year of issue (mo., day, year)
   __________________________    ________ _________ ___________

   Name of plan(if applicable)
   ___________________________

   FOR VIRGINIA ONLY:

   X_________________________________________    _________  _______  ___________
    Contract owner's signature and date          month      day      year
   -----------------------------------------------------------------------------
REPRESENTATIVE'S QUESTION

   THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

   Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

   [ ] Yes  [ ] No

   FOR VIRGINIA ONLY:

   X_________________________________________    _________  _______  ___________
    Representative's signature and date          month      day      year
--------------------------------------------------------------------------------
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ORD 99730                          Page 4 of 7                         Ed.5/2003
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15 SIGNATURE(S)

   If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

   No representative has the authority to make or change a contract or waive any of the contract rights.

   I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

   I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

   [ ] If this contract has a joint owner, please check this box to authorize
       Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

   [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

   [ ] Check here to request a Statement of Additional Information.

   MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

   I understand it is my responsibility to remove the minimum distribution from the purchase payment prior to sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

   By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

   We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

   THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

   I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I have read the applicable fraud warning for my state listed in section 18. I acknowledge receipt of current product and fund prospectuses.

    ______________________________________
    SIGNED AT (CITY, STATE)

   X__________________________________________________    _______  _____  ______
    Contract owner's signature and date                   month    day    year

   X__________________________________________________    _______  _____  ______
    Joint owner's signature (if applicable) and date      month    day    year

   X__________________________________________________    _______  _____  ______
    Annuitant's signature (if applicable) and date        month    day    year

   X__________________________________________________    _______  _____  ______
    Co-annuitant's signature (if applicable) and date     month    day    year

   OWNER'S TAX CERTIFICATION
   -----------------------------------------------------------------------------
   Under penalty of perjury, I certify that the taxpayer identification number
   (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ] HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.
   -----------------------------------------------------------------------------

   X__________________________________________________    _______  _____  ______
    Contract owner's signature and date                   month    day    year
--------------------------------------------------------------------------------
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ORD 99730                          Page 5 of 7                         Ed.5/2003
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16 REPRESENTATIVE'S SIGNATURE(S)

   Commission Option (For Retail Distribution only. Choose one.):

   1. [ ] No Trail  2. [ ] Mid Trail   3. [ ] High Trail

   Note: If an option is not selected, the default option will be Option 1.

   This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

   The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

    ___________________________________________      ___________________________
    Representative's name (Please print)             Rep's contract/FA number

   X___________________________________________   ________  _________  _________
    Representative's signature and date           month     day        year

    ___________________________________________      ___________________________
    Second representative's name (Please print)      Rep's contract/FA number

   X___________________________________________   ________  _________  _________
    Second representative's signature and date    month     day        year

    ___________________________________________   ________  _________-__________
    Branch/field office name and code             Representative's telephone
                                                  number
--------------------------------------------------------------------------------
17 ADDITIONAL REMARKS

   ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN SECTIONS 15 AND 16.
   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

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ORD 99730                          Page 6 of 7                         Ed.5/2003
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18 FRAUD WARNINGS

   COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

   CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

   NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

   NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

   OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

   PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

   VIRGINIA: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

   ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

--------------------------------------------------------------------------------
   STANDARD  PRUDENTIAL ANNUITY SERVICE    OVERNIGHT  PRUDENTIAL ANNUITY SERVICE
   MAIL TO:  CENTER                        MAIL TO:   CENTER
             PO BOX 7590                              2101 WELSH ROAD
             PHILADELPHIA, PA 19101                   DRESHER, PA 19025

   If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
--------------------------------------------------------------------------------
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ORD 99730                          Page 7 of 7                         Ed.5/2003
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